EXHIBIT 10.02

THE HARTFORD

DEFERRED RESTRICTED STOCK UNIT PLAN

THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING
SECURITIES THAT HAVE BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933

The Prospectus covers such additional securities as may be issuable as a result of anti-dilution provisions contained in the instruments pursuant to which securities covered by the Prospectus are issued.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Amended and Restated as of October 16, 2003

TABLE OF CONTENTS

General Information	1
The Hartford
Deferred Restricted Stock Unit Plan	1
Administration	11
Federal Tax Treatment	11
Participant Status	11
Resale Restrictions	12

GENERAL INFORMATION

Under The Hartford Deferred Restricted Stock Unit Plan (the “Plan”), certain employees of The Hartford Financial Services Group, Inc. and its subsidiaries (the “Company”) may elect to forego receipt of (i) certain cash compensation, including cash bonuses, and/or (ii) certain shares of Company common stock (“Stock”) or other stock-based awards granted pursuant to any Company plan or arrangement, in each case as determined and approved from time to time by the Compensation and Personnel Committee of the Board of Directors of the Company (the “Committee”), in exchange for restricted contractual rights (“Units”) to receive Stock . As more fully set forth in the Plan, the Committee has the discretion to award, or not to award, Units to employee participants who have previously made a proper election to receive Units. The Committee may award Units pursuant to the restricted stock provisions of The Hartford Incentive Stock Plan (“Incentive Stock Plan”), under which the Plan is implemented.

An employee’s election to receive Units is irrevocable unless otherwise determined by the Committee in its sole discretion. Participants receiving Units will generally not have the right to receive Stock until the end of a three year restriction period or other restriction period permitted by the Committee (or earlier, if a termination of employment occurs), except in certain cases as set forth in the Plan. The market price of the Stock will fluctuate and on the date that a participant receives Stock, the market price may be more or less than the market price on the date that the award of Units was made.

This prospectus supplements the Incentive Stock Plan prospectus dated October 16, 2003, as may be amended from time to time, which should be read in conjunction with this prospectus. To the extent of any inconsistency between this prospectus and the Incentive Stock Plan prospectus, this prospectus shall control. The text of the Plan is set forth below.

THE HARTFORD DEFERRED RESTRICTED STOCK UNIT PLAN

ARTICLE I
CREATION AND PURPOSE

1.1 Creation of the Plan. The Plan is created pursuant to the terms of the Incentive Stock Plan relating to restricted stock, which terms are incorporated herein by reference. Capitalized terms used in this Plan and not defined herein shall have the meanings assigned to such terms by the Incentive Stock Plan.

1.2 Purpose of the Plan. The purpose of the Plan is to motivate and reward superior performance on the part of Key Employees of The Hartford and thereby to attract and retain Key Employees of superior ability. In addition, the Plan is intended to further the opportunities for stock ownership by such Key Employees in order to increase their proprietary interest in The Hartford, and as a result, their interest in the success of the Company. Awards consisting of contractual rights to receive shares of Stock(“Units”) may be made under the Plan, in the discretion of the Committee, to Key Employees who properly elect to participate in the Plan. Participation in the Plan shall require a Key Employee’s irrevocable election to receive Units in exchange for all or a portion of certain Compensation that may become payable to such Key Employee, such Units entitling the Key Employee to receive Stock at the end of a three year restriction period or other restriction period permitted by the Committee (or earlier, if required by the Plan), to the extent provided herein.

ARTICLE II
DEFINITIONS

“Account” means an account maintained on behalf of a Participant on the books of the Company in accordance with the terms hereof.

“Act” means the Securities Exchange Act of 1934, as amended.

“Award Date” means the date designated by the Committee for the award of Units pursuant to the Plan.

“Board” means the Board of Directors of the Company.

“Beneficiary” shall have the meaning assigned by the Incentive Stock Plan.

“Change of Control” shall have the meaning assigned by the Incentive Stock Plan.

“Committee” means the Compensation and Personnel Committee of the Board, or such other Committee as the Board may designate to administer the Plan.

“Company” means The Hartford Financial Services Group, Inc. and its successors and assigns.

“Compensation” means compensation payable to a Key Employee in the form of (i) cash, including cash bonuses, and (ii) Stock and other stock-based awards granted pursuant to any plan or other arrangement of the Company, which compensation the Committee designates from time to time as eligible for an election to receive Units under the Plan.

“Dividend Amount” means the per share cash dividend amount paid on the Stock on a particular dividend payment date.

“Dividend Conversion Price” means the Fair Market Value of one share of the Stock on the Dividend Record Date.

“Dividend Record Date” means the date fixed by the Board as the date for determining those holders of Stock who are entitled to receive payment of any dividend declared by the Board.

“Elective Units” shall have the meaning assigned by Article III of the Plan.

“Fair Market Value” shall have the meaning assigned by the Incentive Stock Plan.

“Incentive Stock Plan” means The Hartford Incentive Stock Plan, as amended from time to time.

“Key Employee” shall have the meaning assigned by the Incentive Stock Plan.

“Normal Vesting Date” means the third anniversary of the Award Date, or such other date that the Committee may designate with respect to any particular award of Units.

“Participant” means a Key Employee who properly elects to participate in the Plan pursuant to Article V of the Plan.

“Participating Company” shall have the meaning assigned by the Incentive Stock Plan.

“Plan” means this The Hartford Deferred Restricted Stock Unit Plan, as may be amended from time to time.

“Potential Change of Control” shall have the meaning assigned by the Incentive Stock Plan.

“Premium Units” shall have the meaning assigned by Article IV of the Plan.

“Retirement” shall have the meaning assigned by the Incentive Stock Plan.

“Stock” shall have the meaning assigned by the Incentive Stock Plan.

“The Hartford” shall mean the Company and its subsidiaries, and their successors and assigns.

“Total Disability” shall have the meaning assigned by the Incentive Stock Plan.

“Units” shall have the meaning assigned by Article I of the Plan.

ARTICLE III
ELECTIVE UNITS

3.1 Award of Elective Units. On the Award Date, the Committee may, in its discretion, award to each Participant a number of whole and/or fractional contractual rights to receive in accordance with the Plan shares of Stock (the “Elective Units”) equal to: (A) the portion of Compensation elected by the Participant in accordance with Article V, divided by (B) the Fair Market Value of the Stock on the Award Date. If all or a portion of the Compensation is in the form of Stock, such Stock shall be valued based on the Fair Market Value of the Stock on the Award Date. If the Committee does not make an award to a Participant pursuant to this Section, any election made by the Participant pursuant to Article V shall be null and void.

3.2 Crediting of Elective Units to Account. The number of whole and/or fractional Elective Units awarded to a Participant pursuant to this Article III shall be credited, as of the Award Date, to the Participant’s Account.

3.3 Vesting of Elective Units. The rights of a Participant with respect to Elective Units awarded hereunder shall be fully vested and nonforfeitable at all times. To the extent provided in Article VII, the Participant shall become entitled to receive certificates for shares of Stock and/or cash corresponding to such Elective Units credited to the Participant’s Account on the applicable date identified in Article VII.

ARTICLE IV
PREMIUM UNITS

4.1 Award of Premium Units. Except as provided below, on the Award Date, the Committee shall award to each Participant a number of additional whole and/or fractional contractual rights to receive in accordance with the Plan shares of Stock (the “Premium Units”) equal to 10% of the Elective Units awarded to the Participant pursuant to Article III. Notwithstanding the foregoing, the

Committee may decide that no Premium Units shall be awarded with respect to any particular award of Elective Units, in which case all of the provisions of the Plan relating to Premium Units shall be null and void and without effect with respect to such Elective Units.

4.2 Crediting of Premium Units to Account. The number of whole and/or fractional Premium Units awarded to a Participant pursuant to this Article IV shall be credited, as of the Award Date, to the Participant’s Account.

4.3 Vesting of Premium Units. Except as otherwise provided in the Plan, a Participant’s rights with respect to Premium Units shall vest on the Normal Vesting Date. To the extent provided in Article VII, the Participant shall become entitled to receive certificates for shares of Stock corresponding to vested Premium Units credited to the Participant’s Account on the applicable date identified in Article VII.

A. Termination of Employment. In the event of a Participant’s termination of employment with all Participating Companies prior to the Normal Vesting Date: (i) due to death, (ii) due to Total Disability, or (iii) solely in the case of a Participant with an original hire date with a Participating Company on or before January 1, 2002, due to Retirement, the Premium Units credited to the Participant’s Account as of the date of such termination shall become immediately vested and nonforfeitable. In the event of a Participant’s termination of employment with all Participating Companies for any other reason, any Premium Units credited to the Participant’s Account that have not become vested on or before the date of such termination shall be forfeited, unless the Committee determines otherwise in its sole discretion in accordance with the Incentive Stock Plan. Premium Units forfeited by a Participant pursuant to this Section immediately shall be deducted from the Participant’s Account.

ARTICLE V
PARTICIPATION

5.1 Election to Participate. A Key Employee may participate in the Plan by filing a properly completed election agreement, or such other authorization as the Committee may require, with the party and by the date designated by the Committee. The election of a Key Employee hereunder shall only apply to the Compensation as to which the election is made, and shall be irrevocable, unless otherwise determined by the Committee in its sole discretion. The election of a Key Employee shall be deemed null and void if no award pursuant to Article III hereof is made to the Key Employee with respect to such election.

5.2 Election Form. The election agreement completed by a Participant pursuant to this Article V shall: (A)identify a portion of the Participant’s Compensation that may become payable with respect to the Participant’s services, (B)contain the Participant’s election to receive such portion (which would otherwise become payable in cash, Stock or otherwise) in the form of Elective Units in accordance with the Plan, and (C)contain such other information as the Committee may require.

5.3 Maximum and Minimum Amounts Required for Participation. The Committee may designate a maximum and a minimum portion of a Key Employee’s Compensation, in terms of a percentage or other amount, as to which an election may be made hereunder.

ARTICLE VI
DIVIDEND EQUIVALENTS

6.1 Dividend Equivalents on Elective Units. As soon as practicable after any dividend is paid on the Stock, a Participant’s Account shall be credited with additional Elective Units, such crediting to be effective retroactive to the Dividend Record Date. The amount of such additional Elective Units shall be equal to: (A) the product of (i) the Dividend Amount, and (ii) the number of whole and fractional Elective Units credited to the Participant’s Account as of the Dividend Record Date, divided by (B)the Dividend Conversion Price.

6.2 Dividend Equivalents on Premium Units. As soon as practicable after any dividend is paid on the Stock, a Participant’s Account shall be credited with additional Premium Units, such crediting to be effective retroactive to the Dividend Record Date. The amount of such additional Premium Units shall be equal to (A)the product of (i) the Dividend Amount, and (ii) the number of whole and fractional Premium Units credited to the Participant’s Account as of the Dividend Record Date, divided by (B)the Dividend Conversion Price.

6.3 Treatment of Units Credited in respect of Dividend Equivalents. Any additional Units credited to the Account of a Participant pursuant to this Article VI shall, as of the date so credited, be treated for all purposes of this Plan (including, without limitation, the provisions hereof pertaining to the crediting of future dividend equivalents and the vesting of Premium Units) as though part of the Elective Units and Premium Units in relation to which such additional Units were credited, respectively.

6.4 Non-Cash Dividends. In the event that a stock dividend is paid on the Company’s Stock, the appropriate Dividend Amount for purposes of this Article VI shall be determined in accordance with Section 9.3 hereof.

ARTICLE VII
RECEIPT OF SHARES AND / OR CASH IN RESPECT OF UNITS

7.1 General Rule. Except as otherwise provided herein, as soon as practicable after the earlier to occur of: (A)the Normal Vesting Date, or (B)the date a Participant’s employment with all

Participating Companies terminates, the Company shall issue to such Participant certificates for shares of Stock corresponding to the number of whole Elective Units and whole vested Premium Units credited to the Participant’s Account as of the earlier of such dates.

7.2 Fractional Units. Notwithstanding anything herein to the contrary, if any vested fractional Units are credited to a Participant’s Account (after adding together all fractional Elective and vested Premium Units then credited to the Participant’s Account) on the earlier of the dates identified in Section 7.1, such fractional Units shall be paid to the Participant in cash, based on the Fair Market Value of the Company’s Stock on such date.

7.3 Voluntary Deferral. Upon such terms and conditions as the Committee may determine, a Participant may be permitted to elect, by written notice to the Company filed by the date and on such form or other authorization as the Company may require, to defer the receipt of such Stock otherwise required by Section 7.1. Such deferral shall occur (as determined by the Committee) pursuant to the Plan or such other arrangement maintained by The Hartford, if any, in which the Participant is eligible to participate as of such date. Such election shall have the effect of deferring such receipt until the date permitted by the Committee, and/or such other effect as permitted by the Committee.

7.4 Change of Control. Notwithstanding anything herein to the contrary, upon the occurrence of a Change of Control, any Premium Units then credited to each Participant’s Account shall immediately become fully vested, and each Participant shall be paid immediately following such Change of Control a lump sum cash amount equal to the number of whole and fractional Elective Units credited to the Participant’s Account plus the Participant’s vested whole and fractional Premium Units, multiplied by the “Formula Price” as such term is defined in the Incentive Stock Plan. Further, notwithstanding any provision in this Plan to the contrary, in the event of a Change of Control as described in Section 9(b)(iii) or Section 9(b)(iv) of the Incentive Stock Plan, in the case of an awardee whose employment involuntarily terminates on or after the date of a shareholder approval described in either of such Sections but before the date of a consummation described in either of such Sections, the date of termination of such an awardee’s employment shall be deemed for purposes of this Plan to be the day following the date of the applicable consummation.

ARTICLE VIII
ADMINISTRATION

8.1 Administration by Committee. Except as otherwise delegated by the Committee pursuant to this Plan or the Incentive Stock Plan, this Plan shall be administered by the Committee.

     (A) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

     (B) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes.

     (C) The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Key Employees, whether or not such Key Employees are similarly situated.

     (D) The Committee may, in its sole discretion, delegate such of its powers as it deems appropriate to the Group Senior Vice President, Human Resources (or other person holding a similar position) or the Chief Executive Officer, except that Awards to executive officers shall be made, and matters related thereto shall be determined, solely by the Committee or the Board or any other appropriate committee of the Board.

8.2 Applicability of Incentive Stock Plan. In the event of a conflict between the terms of this Plan and the terms of the Incentive Stock Plan, the terms of the Incentive Stock Plan shall control.

ARTICLE IX
MISCELLANEOUS

9.1 Tax Withholding. The Committee or the Group Senior Vice President, Human Resources (or other person holding a similar position) shall have the right to make such provisions as deemed appropriate in its sole discretion to satisfy any obligation of a Participating Company to withhold federal, state or local income or other taxes incurred by reason of the operation of the Plan or an Award under the Plan, including but not limited to at any time: (A) requiring a Key Employee to submit payment to a Participating Company for such taxes before making settlement of any Award of Units or Stock or other amount due under the Plan, (B) withholding such taxes from wages or other amounts due to the Key Employee before making settlement of any Award of Units or Stock or other amount due under the Plan, (C) making settlement of any Award of Units or Stock or other amount due under the Plan part in Units or Stock and part in cash to facilitate satisfaction of such withholding obligations, or (D) receiving Units or Stock already owned by the Key Employee or withholding Units or Stock otherwise due to the Key Employee in an amount determined necessary to satisfy such withholding obligations; provided, however, that, notwithstanding any language herein to the contrary, any Key Employee who is an executive officer of the Company (within the meaning of Section 16 of the Act) shall have the right to satisfy his or her obligations to the Company pursuant to this Section 9.1 by instructing the Company not to deliver to the Key Employee Stock otherwise deliverable to the Key Employee in an amount sufficient to satisfy such obligations to the Company.

9.2 No Employment Rights. The Plan shall not, directly or indirectly, create in any Participant any right with respect to continuation of employment with any of the Participating Companies or to the receipt of any bonus or other compensation. The Plan shall not interfere in any way with the rights of the applicable Participating Company to terminate, or otherwise modify, the employment of any Participant or its bonus or other compensation policies at any time.

9.3 Adjustments for Corporate Transactions. Upon the occurrence of an event described in Section 13 of the Incentive Stock Plan, the Committee may adjust the number of Units credited to the Account of a Participant in accordance with the terms of that Section.

9.4 Delivery of Shares of Stock in the Event of Death. In the event of the death of a Participant, certificates for shares of Stock corresponding to the Elective Units and vested Premium Units then credited to the Account of the Participant shall be transferred as soon as practicable thereafter to such Beneficiary or Beneficiaries as properly designated by the Participant in accordance with Section 10 of the Incentive Stock Plan. If no such designation is in effect at the time of the Participant’s death, or if no designated Beneficiary survives the Participant or if any Beneficiary designation conflicts with applicable law, such certificates and/or cash shall be transferred to the Participant’s estate as provided in Section 10 of the Incentive Stock Plan. If the Committee is in doubt as to the right of any person to receive such certificates, the procedures described in Section 10 of the Incentive Stock Plan shall apply.

9.5 Rights Not Transferable. The rights of a Participant under the Plan shall not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of, other than by will, or by the laws of descent or distribution. The foregoing restriction shall be in addition to any restrictions imposed by applicable law on a Participant’s ability to dispose of Units awarded under the Plan.

9.6 Effect of Plan. The provisions of the Plan shall be binding upon all successors and assigns of a Participant, including without limitation the Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of the Participant.

9.7 Use of Funds and Assets. All funds and assets received or held by the Company pursuant to or in connection with the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such amounts from its general assets. The Company may establish a trust or other entity to aid in meeting its obligations under the Plan.

9.8 Source of Stock for the Plan. Except as otherwise provided in the Incentive Stock Plan, shares of Stock to be issued hereunder may be made available from authorized but unissued stock, shares held by the Company in treasury or shares purchased on the open market.

9.9 Amendment and Termination of the Plan. Subject to the provisions of the Incentive Stock Plan, the Board of Directors may amend or terminate this Plan at any time, and the Committee may amend this Plan at any time in its sole discretion; provided that, in the event of a Change of Control, no amendment or termination thereafter shall impair or reduce the rights of any person with respect to any award made under the Plan. Notwithstanding the foregoing, the Plan shall not be amended, modified, suspended or terminated during the period in which a Change of Control is threatened. For purposes of the preceding sentence, a Change of Control shall be deemed to be threatened for the period beginning on the date of any Potential Change of Control, and ending upon the earlier of: (I) the second anniversary of the date of such Potential Change of Control, (II) the date a Change of Control occurs, or (III) the date the Board or the Committee determines in good faith that a Change of Control is no longer threatened. Further, notwithstanding the foregoing, no amendment, modification, suspension or termination following a Change of Control shall adversely impair or reduce the rights of any person with respect to a prior award of Units without the consent of such person.

9.10 Governing Law. The laws of the State of Connecticut shall govern all matters relating to the Plan, except to the extent such laws are superseded by the laws of the United States.

9.11 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such invalid or unenforceable provisions had not been included herein.

ADMINISTRATION

The Plan is administered by the Committee of the Board, the members of which serve at the pleasure of the Board. The Committee is composed of directors none of whom is an officer or employee of any Participating Company.

FEDERAL TAX TREATMENT

The following is a brief summary of the U. S. Federal income tax consequences of the award of Units and the subsequent receipt of Stock under the Plan based upon the Federal tax laws and rules in effect on the date hereof. This summary is not exhaustive and does not describe state, local or foreign tax consequences. Each Plan Participant should consult his or her tax advisor for precise advice on his or her particular circumstances.

A Participant will not recognize income on that portion of compensation that is exchanged for Units, and the Company, therefore, will not be entitled to a deduction. However, after the restriction period on the Units ends and such Stock is received by a Participant (unless a participant further defers such receipt, if eligible to do so), the Participant will be subject to tax at ordinary income rates on the fair market value of the Stock on the date that the Stock is distributed and the capital gain or loss holding period for such Stockwill also commence on that date. The Company will be entitled to a deduction in the amount that is taxable as ordinary income to the Participant.

PARTICIPANT STATUS

Unsecured and Unsubordinated General Creditor of the Company

As soon as practicable after the award of Units, the Company may place into a trust (the “Trust”) the shares of Stock that may be distributed to a Participant after the restriction period on Units ends. However, Participants will not be named beneficiaries under any such Trust and will not have any specific rights under any such Trust. Until shares of Stock are distributed to a Participant, he or she will be an unsecured and unsubordinated general creditor of the Company as to his or her contractual right to receive such Stock, as represented by Units.

Stockholder Status

The trustee of any such Trust (the “Trustee”) will be the legal owner and holder of record of the shares of Stock underlying Units. Therefore, except as described below or as otherwise provided under the Plan, Participants will neither be stockholders of the Company nor have any stockholder rights by virtue of being awarded Units. After the Unit restriction period ends, and unless a

Participant further defers receipt of Stock (if eligible to do so), a Participant may receive shares of Stock represented by Units and will to the extent thereof become a stockholder of the Company and have all stockholder rights.

Voting Rights

Notwithstanding the above, each Participant may direct the Trustee as to the manner in which Stock underlying Units credited to his or her Plan Account shall be voted on all matters as to which the holders of Stock are entitled to vote. Each such Participant will be furnished with a proxy statement or other solicitation document prior to any stockholder meeting of the Company, along with a form (which may be a Company proxy card) to allow the Participant to instruct the Trustee on voting the Stock underlying Units credited to a participant’s Plan Account as of the meeting record date.

The Trustee will vote the shares of Stock as instructed by Participants. In lieu of voting fractional shares, the Trustee may vote the combined fractional shares to the extent possible to reflect Participants’ instructions. The Trustee will vote shares of Stock as to which no valid instructions were given in the same manner and proportion as the shares as to which the Trustee has received valid instructions

Dividends

The Company may, from time to time, declare and pay a cash dividend (“Dividend”) to the holders of shares of Stock. As more fully set forth in the Plan, Dividends payable upon shares of Stock underlying Units will not be credited to Participants’ Plan Accounts in the form of cash, but instead will be credited as reinvested in additional full and/or fractional Units (“Reinvested Units”). The effect on Units of any stock dividend or stock split distributed by the Company on shares of Stock, or other corporate actions affecting the Stock, will be determined by the Committee. To the extent that any such corporate action results in additional Units being credited to a Participant’s Account, subsequent Dividends relating to these Units will also be credited to Participants’ Accounts as Reinvested Units.

RESALE RESTRICTIONS

As set forth in the Plan, Participants have no right to receive shares of Stock until the restriction period on Units ends. The Plan contains no restrictions on the resale of Stock issued to Participants after such restriction period ends. However, affiliates of the Company, which may include directors and certain officers of the Company, may not reoffer or resell shares of Stock in a transaction which is not registered under the Securities Act of 1933, as amended (the “Securities Act”) except pursuant to Rule 144 under the Securities Act or another exemption thereunder. Rule 144 requires, among other things, that (1) any sales of Stock by an affiliate must be through a broker, and (2) Securities and Exchange Commission Form 144 must be mailed to the Securities and Exchange Commission prior to or concurrently with the placing of a sell order with the broker if the amount sold during any three month period exceeds 500 shares or has an aggregate sale price of more than $10,000.

AVAILABLE INFORMATION

     The Company will provide, without charge, upon the written or oral request of any person to whom this Prospectus is delivered, a copy of any of the following documents, all of which are incorporated by reference in this Prospectus:

(a)	The Company’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Act;

(b)	All other reports filed pursuant to Section 13(a) or 15(d) of the Act since the end of the fiscal year covered by the Form 10-K referred to in (a) above; and

(c)	The description of the Company’s common stock and the rights associated with the Company’s common stock contained in a registration statement filed under the Act, including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed with the Securities and Exchange Commission by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Act, after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in the Prospectus and to be a part thereof from the date of filing such documents.

     In addition, the Company will provide, without charge, upon the written or oral request of any person to whom this Prospectus is delivered, the following documents:

(a)	When updating information is furnished, a copy of all documents previously delivered containing Plan information that then constitute part of this Prospectus; and

(b)	A copy of whichever of the following was previously distributed pursuant to Rule 428(b)(2) under the Securities Act:

(i)	The Company’s annual report to stockholders containing the information required by Rule 14a-3(b) under the Act for its latest fiscal year;

(ii)	The Company’s annual report on Form 10-K for its latest fiscal year; or

(iii)	The latest prospectus filed pursuant to Rule 424(b) under the Securities Act that contains audited financial statements for the Company’s latest fiscal year.

Any statement contained in a document incorporated or deemed to be incorporated by reference in the Prospectus shall be deemed to be modified or superseded for purposes of the Prospectus to the extent that a statement contained in the Prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in the Prospectus modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of the Prospectus. Any such document, as well as the Company’s most recent annual report to shareholders and any other report or communication distributed to the Company’s shareholders generally, may be obtained without charge by written or oral request to the Manager of Stock Option Plan Administration, The Hartford Financial Services Group, Inc., Hartford Plaza, Hartford, CT 06115, telephone number: (860) 547-5000.